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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                     February 14, 2011 (February 14, 2011)
                     -------------------------------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        333-125068              26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

              3601 Southern Dr., Gillette, Wyoming          82718
              ------------------------------------          -----
            (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (307) 686-5030


                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On February 14, 2011, the Board of Directors of High Plains Gas, Inc. ("High Plains") determined that, due to the principles of reverse acquisition accounting, the fiscal year of High Plains should be changed to comport with the fiscal year of its acquired operating subsidiary, High Plains Gas LLC.
Accordingly, on February 14, 2011 the Board of High Plains approved a fiscal year-end change from March 31 to December 31, in order to align its fiscal periods with the calendar year.

     High Plains will file a Transitional Report on Form 10-K for the nine months ended December 31, 2010, containing audited financial statements for the nine month period, and containing unaudited comparative information for the same period in the prior year. High Plains will then file its quarterly and annual reports for the new fiscal year ending December 31.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HIGH PLAINS GAS, INC.
                                      (registrant)

Date: February 14, 2011               By:     \s\Mark D. Hettinger
                                              ----------------------------
                                      Name:   Mark D. Hettinger
                                      Title:  CEO and Director
                                              Principal Executive Officer


Date: February 14, 2011               By:     \s\Joe Hettinger
                                              ----------------------------
                                      Name:   Joe Hettinger
                                      Title:  CFO and Director
                                              Principal Financial
                                              and Accounting Officer